Exhibit 99.1

RenX Announces Reverse Stock Split to Regain Compliance with Nasdaq’s Minimum Bid Price

MIAMI, March 24, 2026 /PRNewswire/ -- RenX Enterprises Corp. “RenX” (NASDAQ: RENX), a technology-driven environmental processing and sustainable materials company, today announced that it will effect a 1-for-20 reverse stock split (“reverse split”) of its common stock, par value $0.001 per share (“Common Stock”), that will become effective at 12:01 a.m. Eastern Time on March 26, 2026. The Company’s Common Stock will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “RENX” and will begin trading on a split-adjusted basis when the Nasdaq opens on March 26, 2026 (“Effective Time”). The new CUSIP number for the Common Stock following the reverse split will be 78637J402.

At an annual meeting of stockholders held on September 29, 2025 (the “Annual Meeting”), the Company’s stockholders granted the Company’s Board of Directors the discretion to effect a reverse split of the Company’s Common Stock at a ratio of not less than 1-for-5 and not more than 1-for-20, with such ratio to be determined by the Company’s Board of Directors. Following the Annual Meeting, the final ratio of 1-for-20 was approved by the Company’s Board. “We continue to make progress with our current business objectives, focused on producing value-added compost, engineered soils, and specialty growing media for agricultural, commercial, and consumer end markets,” stated David Villarreal, CEO of RenX. “Nevertheless, similar to other micro-cap companies, we have faced a challenging capital markets environment. We believe this reverse split will allow us to regain compliance with Nasdaq’s minimum bid price requirement and to make our bid price more attractive to a broader universe of investors. We remain highly encouraged by the outlook for the business and look forward to providing updates on our progress.”

The 1-for-20 reverse split will proportionally reduce the number of outstanding shares of Company Common Stock from approximately 50 million shares to approximately 2.5 million shares and the ownership percentage of each shareholder will remain unchanged other than as a result of fractional shares. Proportional adjustments will be made to the number of shares of RenX’s Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price. There will be no change to the total number of authorized shares of RenX’s Common Stock as set forth in the Amended and Restated Certificate of Incorporation of the Company. Stockholders whose shares are held in brokerage accounts should direct any questions concerning the reverse split to their broker. All stockholders of record may direct questions to the Company’s transfer agent, Equiniti Trust Company, LLC at 800-468-9716.

The reverse split is intended to bring the Company into compliance with the minimum bid price requirement for maintaining the listing of its Common Stock on the Nasdaq Capital Market, and to make the bid price more attractive to a broader group of institutional and retail investors. The Nasdaq Capital Market requires, among other things, that a listed company’s common stock maintain a minimum bid price of at least $1.00 per share.

Any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the reverse split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq for the ten days preceding the Effective Time.

About RenX Enterprises Corp.

RenX Enterprises Corp. is a technology-driven environmental processing and sustainable materials company focused on producing value-added compost, engineered soils, and specialty growing media for agricultural, commercial, and consumer end markets. The Company’s platform is designed to be differentiated by its use of advanced milling and material-processing technology, including a planned deployment of a licensed Microtec system, to precisely size, refine, and condition organic inputs into consistent, high-performance soil substrates. This technology-enabled approach will allow RenX to move beyond traditional waste-to-value operations and manufacture engineered growing media with repeatable quality and defined specifications.

RenX’s core operations are anchored by a permitted 80+ acre organics processing facility in Myakka City, Florida. At this facility, the Company integrates organics processing, advanced milling, blending, and in-house logistics to support the localized production of proprietary soil substrates and potting media. The Company believes that by optimizing products for regional feedstocks and customer requirements, it can shorten supply chains, enhance quality control, and improve unit economics while serving higher-value end markets. The Company also owns a portfolio of legacy real estate assets, which it intends to monetize to fund its core technology-driven environmental processing platform.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, and include, among others, statements regarding the reverse split allowing the Company to regain compliance with Nasdaq’s minimum bid price requirement, enabling the Company to attract a broader universe of investors, the Company producing value-added compost, engineered soils, and specialty growing media for agricultural, commercial, and consumer end markets; the planned deployment of a licensed Microtec system; RenX’s technology-enabled approach allowing it to move beyond traditional waste-to-value operations and manufacture engineered growing media with repeatable quality and defined specifications; the Company’s optimization of products for regional feedstocks and customer requirements shortening supply chains, enhancing quality control, and improving unit economics while serving higher-value end markets; the Company’s ability to monetize its portfolio of legacy real estate assets; the Company’s ability to fund its core technology-driven environmental processing platform. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to regain and maintain compliance with the Nasdaq’s minimum bid price; the Company’s ability to monetize its portfolio of legacy real estate assets; the Company’s ability to fund its core technology-driven environmental processing platform; and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and its subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

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